                                                         NUVEEN INVESTMENTS LOGO

                   IMPORTANT INFORMATION FOR SHAREHOLDERS OF
                    NUVEEN INTERMEDIATE MUNICIPAL BOND FUND

Your Nuveen Intermediate Municipal Bond Fund (formerly known as Nuveen Flagship Intermediate Municipal Bond Fund) will host a Special Meeting of Shareholders at 10:00 a.m. on Wednesday, October 25, 2000, on the 31st Floor at our headquarters in Chicago, Illinois. The purpose is to vote on an important proposal affecting your Fund.

The first few pages of this booklet summarize the proposal and explain the proxy process -- including how to cast your vote. Before you vote, please read the full text of the proxy statement for a complete understanding of the proposal.

Q. WHAT ARE SHAREHOLDERS BEING ASKED TO VOTE ON AT THE UPCOMING SPECIAL SHAREHOLDER MEETING ON WEDNESDAY, OCTOBER 25, 2000?

A. The Board of Trustees for Nuveen Intermediate Municipal Bond Fund (the "Fund") has called a Special Shareholder Meeting for 10:00 a.m. on Wednesday, October 25, 2000 at which you will be asked to vote on a reorganization (the "Reorganization") of your Fund into Nuveen Intermediate Duration Municipal Bond Fund (the "Surviving Fund").

   THE PROPOSAL HAS BEEN APPROVED BY THE TRUSTEES FOR YOUR FUND AND THE SURVIVING FUND, WHO UNANIMOUSLY RECOMMEND YOU VOTE "FOR" THE PROPOSAL.

Q. ARE THERE ANY DIFFERENCES BETWEEN THE FUND AND THE SURVIVING FUND?

A. The Surviving Fund is substantially the same as the Fund in its philosophy, investment objectives and policies, and day-to-day portfolio management.

Q. ARE THERE ANY DIFFERENCES IN THE RISKS OF INVESTING IN THE FUND AND THE SURVIVING FUND?

A. Yes. Please see "Rick Factors" on page 9 of this Prospectus/Proxy Statement.

Q. WHAT ADVANTAGES WILL THIS PRODUCE FOR FUND SHAREHOLDERS?

A. It is expected that the proposed Reorganization will (i) result in higher dividends per share from a higher gross embedded yield and lower gross operating expenses due to the Surviving Fund's larger net assets and greater economies of scale; (ii) preserve the Fund's intermediate risk characteristics; (iii) improve portfolio diversification; and (iv) lower portfolio transaction costs.

Q. WHAT IS THE TIMETABLE FOR THE REORGANIZATION?

A. Effective August 9, 2000, the Fund was closed to new investors; existing investors, however, may continue to make additional purchases and reinvest dividends. If approved by shareholders on October 25, 2000, the Reorganization is expected to take place on October 27, 2000.

Q. WILL I RECEIVE NEW SHARES IN EXCHANGE FOR MY CURRENT SHARES?

A. Yes. Upon approval and completion of the Reorganization, shareholders of the Fund will have their shares automatically exchanged for shares of the Surviving Fund based upon a specified exchange ratio determined by the ratio of the respective net asset values of the Funds. You will receive Surviving Fund shares whose aggregate value at the time of issuance will equal the aggregate value of your Fund shares on that date.

Q. IF I OWN SHARES IN CERTIFICATE FORM, WILL I NEED TO EXCHANGE THEM FOR CERTIFICATES OF THE SURVIVING FUND?

A. Certificates for Surviving Fund shares will not be issued automatically as part of the Reorganization, although we will send you certificates upon request. If you currently own Fund shares in certificate form, you will need to return these certificates to Nuveen in order to receive new certificates for your Surviving Fund shares.

   If you prefer, however, you may exchange your certificates for book entry shares. These shares are held in a convenient computerized system that enables shareholders to receive a complete and accurate record of their holdings without having to worry about the safekeeping of certificates or the expense involved with replacing a lost or stolen certificate. Just complete the appropriate section of the Letter of Transmittal requesting book entry shares. Regardless of the way you choose to hold your shares after the Reorganization, certificates should be returned to the Fund's transfer agent by certified mail as soon as possible.

Q. WILL I HAVE TO PAY ANY FEES OR EXPENSES IN CONNECTION WITH THE
   REORGANIZATION?

A. You will pay no fees or sales charges directly in connection with the implementation of the proposed changes. However, the costs associated with the Reorganization will be borne by the Fund. These costs are estimated to be $0.016 per share. The costs are expected to be more than offset over time by the anticipated lower operating costs of the Surviving Fund.

Q. HOW DO MANAGEMENT FEES AND OTHER FUND OPERATING EXPENSES COMPARE BETWEEN MY FUND AND THE SURVIVING FUND?

A. The Surviving Fund has the same management fee schedule as your Fund. Total gross operating expenses (before waivers and reimbursements by Nuveen) as a percentage of net assets for the Surviving Fund are lower than those for your Fund, reflecting the larger net assets and greater economies of scale of the Surviving Fund. For the past fiscal year, net operating expenses (after voluntary waivers and reimbursements by Nuveen) as a percentage of net assets for the Fund were lower than those for the Surviving Fund.

   There can be no assurance that Nuveen will continue these waivers or reimbursements for the Fund if the Reorganization is not approved.

Q. WILL THIS REORGANIZATION CREATE A TAXABLE EVENT FOR ME?

A. The Reorganization is intended to be completed on a tax-free basis for federal income tax purposes. Therefore, you will recognize no gain or loss for federal income tax purposes as a result of the Reorganization. In addition, the tax basis and holding period of the Surviving Fund shares you receive will be the same as the tax basis and holding period of your Fund shares.

Q. CAN I EXCHANGE OR REDEEM MY FUND SHARES BEFORE THE REORGANIZATION TAKES
   PLACE?

A. You may exchange your Fund shares for shares of any other Nuveen Mutual Fund, or redeem your shares, at any time. If you choose to do so, your request will be treated as a normal exchange or redemption of shares and will be a taxable transaction for federal income tax purposes. Nuveen will waive any deferred sales charge that would otherwise apply to a redemption or exchange of your Fund shares prior to the Reorganization.

Q. HOW DO I VOTE MY SHARES?

A. You may vote in person, by mail, by telephone or over the Internet. To vote in person, you may attend the special meeting of shareholders which will be held in the 31st floor conference room of Nuveen located at 333 West Wacker Drive, Chicago, Illinois on Wednesday, October 25, 2000 at 10:00 a.m. To vote by mail, please mark, sign and date the enclosed proxy card(s), and mail it in the enclosed postage-paid envelope, allowing sufficient time for your proxy to be received on or before Wednesday, October 25, 2000. No postage is required if the proxy is mailed in the United States. To vote by telephone, call the number indicated on your proxy card, enter the 12-digit control number found in the right portion of your proxy card, and follow the recorded instructions, using your proxy card as a guide. To vote over the Internet, go to www.proxyvote.com, enter the 12-digit control number found on the right portion of your proxy card, and follow the instructions, using your proxy card as a guide.

Q. WILL NUVEEN CONTACT ME?

A. You may receive a call from Nuveen or D.F. King, our proxy solicitation agent, to verify that you received your proxy materials and to answer any questions you may have about the Reorganization.

THE PROPOSAL HAS BEEN APPROVED BY THE TRUSTEES FOR YOUR FUND AND THE SURVIVING FUND, WHO UNANIMOUSLY RECOMMEND YOU VOTE "FOR" THE PROPOSAL. Please give this matter your prompt attention. We will need to receive your vote before the shareholder meeting scheduled for October 25, 2000. YOUR IMMEDIATE RESPONSE WILL HELP SAVE ON THE COSTS OF ADDITIONAL SOLICITATIONS. We look forward to your participation, and we thank you for your continued confidence in Nuveen.

NOTICE OF SPECIAL MEETING
OF SHAREHOLDERS
OCTOBER 25, 2000

NUVEEN INTERMEDIATE MUNICIPAL BOND FUND

Notice is hereby given that a Special Meeting of shareholders of Nuveen Intermediate Municipal Bond Fund, formerly known as Nuveen Flagship Intermediate Municipal Bond Fund (the "Fund"), a series of Nuveen Municipal Trust, formerly known as Nuveen Flagship Municipal Trust (the "Trust"), a Massachusetts business trust, will be held in the 31st floor conference room of Nuveen Investments, 333 West Wacker Drive, in Chicago on Wednesday, October 25, 2000 at 10:00 a.m., Central Time (the "Special Meeting"), for the following purposes:

        1. To approve an Agreement and Plan of Reorganization pursuant to which the Fund would (i) transfer all of its assets to Nuveen Intermediate Duration Municipal Bond Fund (the "Surviving Fund") in exchange for Class A, C and R shares of beneficial interest of the Surviving Fund and the Surviving Fund's assumption of the liabilities of the Fund, (ii) distribute such shares of the Surviving Fund to the holders of shares of the Fund and (iii) be liquidated, dissolved and terminated as a series of the Trust in accordance with the Trust's Declaration of Trust.

        2. To transact such other business as may properly come before the Special Meeting.

Shareholders of record as of the close of business on August 15, 2000 are entitled to notice of and to vote at the Special Meeting or any adjournment thereof.

IN ORDER TO AVOID DELAY AND ADDITIONAL EXPENSE, AND TO ASSURE THAT YOUR SHARES ARE REPRESENTED, IF YOU DO NOT EXPECT TO BE PRESENT IN PERSON AT THE SPECIAL MEETING, YOU ARE REQUESTED TO VOTE BY MAIL, BY TELEPHONE OR OVER THE INTERNET.

THE PROPOSAL HAS BEEN APPROVED BY THE TRUSTEES OF THE FUND AND THE SURVIVING FUND, WHO UNANIMOUSLY RECOMMEND YOU VOTE "FOR" THE PROPOSAL.

Gifford R. Zimmerman
Vice President and Secretary


PROSPECTUS/
PROXY STATEMENT

NUVEEN INTERMEDIATE DURATION MUNICIPAL BOND FUND (THE "SURVIVING FUND") RELATING TO THE ACQUISITION OF ASSETS AND LIABILITIES OF
NUVEEN INTERMEDIATE MUNICIPAL BOND FUND (THE "FUND")

This Prospectus/Proxy Statement is being furnished to shareholders of Nuveen Intermediate Municipal Bond Fund, formerly known as Nuveen Flagship Intermediate Municipal Bond Fund (the "Fund"), a series of Nuveen Municipal Trust, formerly Nuveen Flagship Municipal Trust (the "Trust"), a Massachusetts business trust, and relates to the special meeting of shareholders of the Fund to be held in the 31st floor conference room of Nuveen Investments, 333 West Wacker Drive, in Chicago on Wednesday, October 25, 2000 at 10:00 a.m., Central Time and at any and all adjournments thereof (the "Special Meeting"). Shareholders of record as of the close of business on August 15, 2000 are entitled to vote at the Special Meeting or any adjournment thereof. The primary purpose of the Special Meeting is to approve or disapprove the proposed reorganization of the Fund into Nuveen Intermediate Duration Municipal Bond Fund (the "Surviving Fund") (the "Reorganization"). The Reorganization will result in shareholders of the Fund in effect exchanging their Class A, C and R shares of the Fund for corresponding Class A, C and R shares of the Surviving Fund. It is expected that the proposed Reorganization will (i) result in higher dividends per share from a higher gross embedded yield and lower operating expenses due to the Surviving Fund's larger net assets and greater economies of scale; (ii) preserve the Fund's intermediate risk characteristics; (iii) improve portfolio diversity and (iv) lower portfolio transaction costs.

The Fund is also a series of the Trust. The investment objective of the Surviving Fund is to provide as high a level of current interest income exempt from regular federal income taxes as is consistent with preservation of capital. There can be no assurance that the Surviving Fund will achieve its investment objective. The address, principal executive office and telephone number of the Fund and the Surviving Fund is 333 West Wacker Drive, Chicago, Illinois 60606,
(312) 917-7700 or (800) 621-7227. The enclosed proxy and this Prospectus/Proxy Statement are first being sent to shareholders of the Fund on or about September 6, 2000.
                            ------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE REGULATORS, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE REGULATORS PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                            ------------------------

This Prospectus/Proxy Statement sets forth concisely the information shareholders of the Fund should know before voting on the Reorganization (in effect, investing in Class A, C or R shares of the Surviving Fund) and constitutes an offering of Class A, C or R shares of beneficial interest, par value $.01 per share, of the Surviving Fund only. Please read it carefully and retain it for future reference. A Statement of Additional Information dated September 6, 2000, relating to this Prospectus/ Proxy Statement (the "Reorganization SAI") has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated herein by reference. A Prospectus (the "Funds' Prospectus") and Statement of Additional Information containing additional information about the Surviving Fund and the Fund, dated August 28, 2000, have been filed with the SEC and is incorporated herein by reference. A copy of the Surviving Fund's prospectus accompanies this Prospectus/Proxy Statement. Copies of the foregoing may be obtained without charge by calling or writing the Fund at the telephone number or address shown above. If you wish to request the Reorganization SAI, please ask for the "Reorganization SAI." IN ADDITION, EACH FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT AND SUBSEQUENT SEMI-ANNUAL REPORT TO A SHAREHOLDER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO THE RESPECTIVE FUND BY CALLING (800) 621-7227 OR BY WRITING THE RESPECTIVE FUND AT 333 WEST WACKER DRIVE, CHICAGO, ILLINOIS 60606.
                            ------------------------

No person has been authorized to give any information or make any representation not contained in this Prospectus/Proxy Statement and, if so given or made, such information or representation must not be relied upon as having been authorized. This Prospectus/Proxy Statement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.
                            ------------------------

The Trust is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the "1940 Act"), and in accordance therewith files reports and other information with the SEC. Such reports, other information and proxy statements filed by the Trust can be inspected and copied at the public reference facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and at its Regional Office at 500 West Madison Street, Chicago, Illinois. Copies of such material can also be obtained from the SEC's Public Reference Branch, Office of Consumer Affairs and Information Services, Washington, D.C. 20549, or by sending a request by e-mail to publicinfo@sec.gov, at prescribed rates. In addition, the SEC maintains a Web site (http://www.sec.gov) that contains reports, other information and proxy statements filed by the Trust, such information is filed electronically with the SEC through the SEC's Electronic Data Gathering, Analysis and Retrieval system (EDGAR).

       THE DATE OF THIS PROSPECTUS/PROXY STATEMENT IS SEPTEMBER 6, 2000.

PROSPECTUS/
PROXY STATEMENT

NUVEEN INTERMEDIATE DURATION MUNICIPAL BOND FUND ("SURVIVING FUND") RELATING TO THE ACQUISITION OF ASSETS AND LIABILITIES OF
NUVEEN INTERMEDIATE MUNICIPAL BOND FUND ("FUND")

TABLE OF CONTENTS

                                             PAGE
                                             ----
THE PROPOSED REORGANIZATION................    1
A. SUMMARY.................................    1
     The Proposed Reorganization...........    1
     Reasons for the Proposed
       Reorganization......................    1
     Comparison of the Surviving Fund with
       the Fund............................    2
B. RISK FACTORS............................    9
     Similarities of Risks.................    9
     Differences in Risks..................    9
C. THE PROPOSED REORGANIZATION.............    9
     Terms of the Agreement................   10
     Description of Securities to be
       Issued..............................   10
     Continuation of Shareholder Accounts
       and Plans; Share Certificates.......   11

                                             PAGE
                                             ----
     Certain Federal Income Tax
       Consequences........................   11
     Expenses..............................   12
     Legal Matters.........................   12
     Financial Statements..................   12
D. RECOMMENDATION OF THE BOARD.............   12
E. OTHER INFORMATION.......................   13
     Shareholders of the Surviving Fund and
          the Fund.........................   13
     Shareholder Proposals.................   14
F. VOTING INFORMATION AND REQUIREMENTS.....   14

Exhibit A: Financial Highlights............  A-1

                          THE PROPOSED REORGANIZATION

A. SUMMARY

The following is a summary of, and is qualified by reference to, the more complete information contained in this Prospectus/ Proxy Statement and the information attached hereto or incorporated herein by reference (including the Agreement and Plan of Reorganization). As discussed more fully below and elsewhere in this Prospectus/Proxy Statement, the Board of Trustees of the Fund (the "Board") believes the proposed Reorganization (as defined herein) is in the best interests of shareholders of the Fund and would not result in dilution of shareholders' interest. As a result of the Reorganization, shareholders of the Fund will become shareholders of the Surviving Fund and will cease to be shareholders of the Fund.

Shareholders should read the entire Prospectus/Proxy Statement carefully together with the Funds' Prospectus incorporated herein by reference and accompanying this Prospectus/Proxy Statement. This Prospectus/Proxy Statement constitutes an offering of Class A, C and R shares of the Surviving Fund only.

THE PROPOSED REORGANIZATION

This Prospectus/Proxy Statement is being furnished to shareholders of the Fund in connection with the proposed combination of the Fund with and into the Surviving Fund pursuant to the terms and conditions of the Agreement and Plan of Reorganization dated July 24, 2000 between the Fund and the Surviving Fund (the "Agreement"). The Agreement provides that the Fund will (i) transfer all of its assets to the Surviving Fund in exchange for Class A, C and R shares of the Surviving Fund and the Surviving Fund's assumption of the liabilities of the Fund, (ii) distribute to each shareholder of the Fund shares of the respective class of shares of the Surviving Fund equal in value to their existing shares of the Fund as a distribution in liquidation of the Fund and (iii) be liquidated, dissolved and terminated as a series of the Trust in accordance with the Trust's Declaration of Trust promptly following the Closing (as defined herein) (the "Reorganization").

The Board of Trustees of the Trust has determined that the Reorganization is in the best interests of each Fund and that the interests of existing shareholders of each Fund will not be diluted as a result of the Reorganization. The Board of the Trust unanimously approved the Reorganization and the Agreement on July 24, 2000.

The Fund will pay all of the Funds' costs associated with the Reorganization, which are estimated to be $85,000 (or $0.0016 per share).

The Board is asking shareholders of the Fund to approve the Reorganization at the Special Meeting to be held on Wednesday, October 25, 2000. If shareholders of the Fund approve the Reorganization, it is expected that the Closing of the Reorganization will be after the close of business on October 27, 2000, but it may be at a different time as described herein.

THE BOARD RECOMMENDS A VOTE "FOR" THE REORGANIZATION. FOR THE FUND, APPROVAL OF THE REORGANIZATION REQUIRES THE FAVORABLE VOTE OF THE HOLDERS OF A MAJORITY OF THE OUTSTANDING SHARES ENTITLED TO VOTE. SEE "VOTING INFORMATION AND REQUIREMENTS" BELOW.

REASONS FOR THE PROPOSED REORGANIZATION

The Board considered a number of alternatives to the Reorganization, and decided that the Reorganization was in the best interests of the Fund's shareholders. The Board believes that the proposed reorganization would be in the best interests of the Fund because it is expected that the proposed Reorganization will (i) result in higher dividends per share from lower operating expenses due to the Surviving Fund's larger net assets and greater economies of scale; (ii) preserve the Fund's intermediate risk characteristics; (iii) improve portfolio diversity and (iv) lower portfolio transaction costs.

In determining whether to recommend approval of the Reorganization to shareholders of the Fund, the Board considered a number of factors, including, but not limited to: (i) the expenses and advisory fees applicable to the Fund and the Surviving Fund before the Reorganization and the estimated expense ratios of the Surviving Fund after the Reorganization; (ii) the investment performance of the Fund compared to the Surviving Fund: (iii) the terms and conditions of the Agreement and whether the Reorganization would result in dilution of shareholder interests; (iv) the economies of scale potentially realized through the combination of the Funds; (v) the compatibility of the Funds' investment objectives and policies; (vi) the compatibility of the Funds' service features available to shareholders, including the retention of applicable holding periods and exchange privileges; (vii) the costs estimated to be incurred by the Fund as a result of the Reorganization; (viii) the future growth prospects of the Fund; and (ix) the anticipated federal income tax consequences of the Reorganization.

In this regard, the Board reviewed information provided by Nuveen Advisory Corp. (the "Adviser") relating to the anticipated impact on the shareholders of the Fund as a result of the Reorganization. The Board considered the probability that the increase in asset levels of the Surviving Fund after the Reorganization and the higher earnings rate and increased dividend potential would result in the following potential benefits for shareholders of the Fund, although there can be no assurances in this regard:

A. Achievement of Economies of Scale and Reduced Per Share Expenses. Combining the net assets of the Fund with the assets of the Surviving Fund will lead to reduced total operating expenses for shareholders of the Fund on a per share basis, by allowing fixed and relatively fixed costs, such as accounting, legal and printing expenses, to be spread over a larger asset base. Any reductions in expenses on a per share basis should, in turn, increase portfolio net income
 1
   available for distributions to shareholders of the Fund. For the Fund, the Adviser currently is voluntarily waiving some or all of its fees or reimbursing certain expenses and, for the Surviving Fund, the Adviser has done so in the past. Before these waivers/reimbursements, the net operating expenses of the Surviving Fund are lower than those of the Fund. However, there can be no assurance that the Adviser will continue the waivers/reimbursements for the Fund if the Reorganization is not completed.

B. Benefits to the Portfolio Management Process. The larger net asset size of the Surviving Fund generally permits it to purchase larger individual portfolio investments that may result in reduced transaction costs or more favorable pricing and provide the opportunity for greater portfolio diversity. A larger, more diverse fund may also be able to produce a more stable and consistent dividend rate than a smaller, less diverse fund.

The Board also considered that the costs of the Reorganization will be paid by the Fund regardless of whether or not the Reorganization is completed (and such costs are not subject to the current waivers/reimbursements). In addition, the Board considered that the Reorganization would result in benefits and economies for the Adviser and the elimination of the voluntary waivers/reimbursements for the Fund.

COMPARISON OF THE SURVIVING FUND WITH THE FUND

Investment Objectives. The Surviving Fund and the Fund have substantially identical investment objectives. The investment objective of each Fund is to provide as high a level of current interest income exempt from regular federal income taxes as is consistent with preservation of capital.

Investment Policies. The Surviving Fund and the Fund have similar investment policies. The Funds invest substantially all of their assets (at least 80%) in municipal bonds that pay interest that is exempt from regular federal income taxes. Both Funds purchase only quality municipal bonds that either are rated investment grade (AAA/Aaa to BBB/Baa) by independent ratings agencies at the time of purchase or are non-rated but judged to be investment grade by the Adviser. Both Funds invest at least 80% of their net assets in investment-grade quality municipal bonds. Bond ratings are furnished by Standard & Poor's Corporation ("S&P"), Moody's Investor Services ("Moody's"), and Fitch Investors Service, Inc. ("Fitch"). According to published guidelines, securities rated BBB by S&P are regarded by S&P as having an adequate capacity to pay interest and repay principal. Whereas such securities normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely, in the opinion of S&P, to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. According to published guidelines, securities rated Baa by Moody's are considered by Moody's as medium grade obligations. Such securities are, in the opinion of Moody's, neither highly protected nor poorly secured. Interest payments and principal security appear to Moody's to be adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. In the opinion of Moody's they lack outstanding investment characteristics and in fact have speculative characteristics as well.

Both Funds maintain price volatility (as measured by weighted average portfolio duration) characteristic of intermediate-term bond funds, but each seeks to do so in a different way. The Fund does so by limiting the weighted average maturity of its investment portfolio under normal market conditions to between 5 and 10 years. The Surviving Fund does not limit the weighted average maturity of its investment portfolio, but instead limits the weighted average duration of its investment portfolio under normal market conditions to between 4.5 and 7 years in order to be classified as an intermediate fund. In evaluating the Reorganization, each Fund shareholder should consider the differences between these two approaches. For a description of the risks involved in investing in each Fund, please see the section below entitled "Differences in Risks."

Credit Quality. A comparison of the credit qualities of the respective portfolios of the Surviving Fund and the Fund, as of June 30, 2000, and the pro-forma credit quality on that date is set forth in the table below.

                                      PORTFOLIO CREDIT QUALITY
----------------------------------------------------------------------------------------------------
                                                                SURVIVING     THE
                       CREDIT RATING                              FUND        FUND     PRO-FORMA (1)
----------------------------------------------------------------------------------------------------
AAA/U.S. Guaranteed                                                 45.10%    36.46%           44.92%
AA                                                                  33.14      3.29            32.53
A                                                                   11.85     13.41            11.88
BBB                                                                  9.68     31.50            10.13
Unrated                                                               .23     15.34              .54
                                                                ---------    ------    -------------
TOTAL                                                              100.00%   100.00%          100.00%
----------------------------------------------------------------------------------------------------

(1) Reflects the effect of the Reorganization.

As of June 30, 2000, the Fund and Surviving Fund were invested in similarly-rated securities. On June 30, 2000, the average portfolio credit quality was A for the Fund, AA+ for the Surviving Fund and AA for the pro-forma portfolio.

Maturity and Duration. A comparison of the maturity and duration of the respective portfolios of the Surviving Fund and the Fund as of June 30, 2000 and the pro-forma maturity and duration on that date is set forth in the table below.

                             PORTFOLIO MATURITY AND DURATION INFORMATION
------------------------------------------------------------------------------------------------------
                                                              AVERAGE EFFECTIVE
                            FUND                              MATURITY (YEARS)        AVERAGE DURATION
------------------------------------------------------------------------------------------------------
Surviving Fund                                                            15.59                   6.70
The Fund                                                                   8.42                   6.61
Pro-Forma (1)                                                             15.45                   6.70
------------------------------------------------------------------------------------------------------

(1) Reflects the effect of the Reorganization.

Funds with longer average maturities and duration will generally be subject to greater interest rate risk. Please see "B. Risk Factors -- Differences in Risks" below for a description of maturity, duration and interest rate risk.

Performance Information. A comparison of the total returns for the Surviving Fund and the Fund for the periods ending June 30, 2000, is set forth in the table below.

                                                          TOTAL RETURNS
---------------------------------------------------------------------------------------------------------------------------------
                                                                                     AVERAGE ANNUAL TOTAL RETURNS
                                                      CUMULATIVE      -----------------------------------------------------------
        FUND             CLASS      INCEPTION DATE    YTD RETURN      1 YEAR      3 YEAR      5 YEAR      TEN YEAR      INCEPTION
---------------------------------------------------------------------------------------------------------------------------------
Surviving Fund (1)       A (NAV)              6/95          4.30%       1.77%       4.10%       5.20%         6.25%          6.63%
                       A (Offer)              6/95         (0.11)      (2.52)       2.61        4.30          5.79           6.44
                               C              6/95          2.98        1.05        3.51        4.54          5.52           5.86
                               R             11/76          4.28        1.86        4.29        5.42          6.50           6.89
The Fund (2)             A (NAV)              9/92          2.51        1.63        3.76        5.19           N/A           5.87
                       A (Offer)              9/92         (0.52)      (1.43)       2.71        4.54           N/A           5.45
                               C             12/95          1.31        1.04        3.25        4.65           N/A           5.31
                               R              2/97          2.71        1.81        4.00        5.32           N/A           5.95
---------------------------------------------------------------------------------------------------------------------------------

(1) Class R share returns are actual. Class A and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.20% maximum sales charge. Class C shares have a 1% CDSC for redemptions within one year which is reflected in the YTD total return but is not reflected in the one-year total return.
(2) Class A share returns are actual. Class C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 3.0% maximum sales charge. Class C shares have a 1% CDSC for redemptions within one year which is reflected in the YTD total return but is not reflected in the one-year total return.

The following table is a comparison of the respective yields and distribution rates for the Surviving Fund and the Fund as of June 30, 2000.

                                     SEC Yield and Distribution Information (1)
---------------------------------------------------------------------------------------------------------------------
                                                                                                  SEC 30-DAY YIELD(2)
                                                                               --------------------------------------
                                                            DISTRIBUTION       BEFORE WAIVERS/         AFTER WAIVERS/
                    FUND                         CLASS          RATE           REIMBURSEMENTS          REIMBURSEMENTS
---------------------------------------------------------------------------------------------------------------------
Surviving Fund                                 A (NAV)          5.00%               4.95%                   4.95%
                                               A (Offer)        4.79                4.75                    4.75
                                               B                4.25                4.21                    4.21
                                               C                4.45                4.41                    4.41
                                               R                5.20                5.17                    5.17
The Fund                                       A (NAV)          4.90                4.95                    5.12
                                               A (Offer)        4.76                4.80                    4.97
                                               C                4.35                4.40                    4.57
                                               R                5.10                5.14                    5.31
Pro-Forma                                      A (NAV)          5.00                4.99                    4.99
                                               A (Offer)        4.85                4.84                    4.84
                                               B                4.25                4.25                    4.25
                                               C                4.45                4.44                    4.44
                                               R                5.20                5.17                    5.17
---------------------------------------------------------------------------------------------------------------------

(1) The SEC 30-Day Yield is computed in accordance with SEC rules by dividing the net investment income per share (computed in accordance with a standardized method prescribed by the rules) earned during the 30-day period by the NAV (or the maximum offering price where noted). The Distribution Rate is computed by taking the monthly dividend per share, multiplying it by 12 to annualize it, and dividing by the NAV (or the maximum offering price where noted). The Distribution Rate differs from the SEC Yield and total return
 3
    and is not intended to be a complete measure of performance. Distribution Rate may differ from SEC Yield due to a number of factors, including that Distribution Rates may not include the effect of amortization of bond premiums to the extent such premiums arise after the bonds were purchased and that there may be differences between the amount a fund is earning and what it is paying out.

(2) There can be no assurance that the Adviser will continue the waivers/reimbursements if the Reorganization is not completed.

The total returns, yields and distribution rates are not necessarily indicative of future results. The performance of an investment company is the result of conditions in the securities markets, portfolio management and operating expenses. Although information such as that shown above is useful in reviewing a fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods. In the absence of expense reimbursements for the Surviving Fund and the Fund, the total returns, yields and distribution rates would have been reduced.

Investment Adviser. The Surviving Fund and the Fund are both managed by the Adviser. The Adviser is a wholly owned subsidiary of Nuveen Investments ("Nuveen"). Nuveen is the sponsor and principal underwriter of both Fund's shares and has sponsored or underwritten more than $60 billion of investment company securities. Nuveen and its affiliates currently have more than $50 billion in assets under management. Today it offers a broad range of quality investments designed for individuals seeking to build and maintain wealth. Founded in 1898, Nuveen is a subsidiary of The John Nuveen Company which, in turn, is approximately 77% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is located in St. Paul, Minnesota and is principally engaged in providing property liability insurance through subsidiaries. The Adviser's principal office is located at 333 West Wacker Drive, Chicago, Illinois 60606.

Advisory and Other Fees. The contractual advisory fees of the Surviving Fund are the same as those of the Fund. Pursuant to an investment management agreement between the Adviser and the Trust, the Surviving Fund and the Fund pay the Adviser annual management fees at the rates set forth below:

---------------------------------------------------
                                     SURVIVING FUND
AVERAGE DAILY NET ASSETS             MANAGEMENT FEE
---------------------------------------------------
For the first $125 million               0.5000%
For the next $125 million                0.4875
For the next $250 million                0.4750
For the next $500 million                0.4625
For the next $1 billion                  0.4500
For net assets over $2 billion           0.4250
---------------------------------------------------

For the fiscal year ended April 30, 2000, the Surviving Fund paid the Adviser $12,494,246 for advisory services. For the fiscal year ended April 30, 2000, the Fund paid the Adviser $113,586 for advisory services (after expense reimbursement) and would have paid $303,770 (assuming no expense reimbursement). For a complete description of the advisory services provided to the Funds, see the Surviving Fund and the Fund Summaries in the Funds' Prospectus and the sections of the Funds' Prospectus and Statement of Additional Information entitled "Fund Service Providers Investment Adviser" and "Investment Adviser and Investment Management Agreement," respectively.

For the Fund, the Adviser is currently voluntarily waiving some or all of its fees or reimbursing certain expenses. After these waivers/reimbursements, the net operating expenses of the Surviving Fund are lower than those of the Fund. However, there can be no assurance that such waivers or reimbursements will continue for the Fund if the Reorganization is not completed.

The Surviving Fund and the Fund have adopted similar distribution and service plans (the "Distribution and Service Plans") pursuant to Rule 12b-1 under the 1940 Act. The Distribution and Service Plans authorize each Fund to pay Nuveen an annual 0.20% service fee on the average daily net assets of Class A and C shares outstanding. The plans also authorize each Fund to pay Nuveen an annual 0.55% distribution fee on the average daily net assets of Class C shares outstanding. In order to help compensate Nuveen for the sales commissions paid to financial advisors at the time of sale of Class C shares, Nuveen retains the first year's service and distribution fees on sales of Class C shares. After the first year, Nuveen pays these fees to the broker of record. The distributor of the Funds' shares is Nuveen. For a complete description of these arrangements with respect to the Surviving Fund, see the sections of the Funds' Prospectuses and Statement of Additional Information entitled "Fund Service Providers -- The Distributor" and "Distribution and Service Plan," respectively.

The tables below set forth (i) the fees and expenses paid by the Surviving Fund and the Fund during the fiscal year ended April 30, 2000 and (ii) pro-forma expenses for the combined fund for Class A, C and R shares. Shareholders of the Fund can expect that the fees they pay will go up slightly.

                            EXPENSE COMPARISON TABLE
                                 CLASS A SHARES

----------------------------------------------------------------------------------------------------------
                                                              SURVIVING         THE
                                                                FUND            FUND         PRO-FORMA (1)
----------------------------------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases (as a percentage
  of Offering Price)(2)                                           4.20%             3.00%             3.00%
Contingent Deferred Sales Charge (CDSC) (as a percentage of
  the lower of the original purchase price or redemption
  proceeds)(2)                                                    none              none              none
ANNUAL FUND OPERATING EXPENSES (3)
Management Fees                                                    .45%              .50%              .45%
Rule 12b-1 Fees                                                    .20%              .20%              .20%
Other Expenses                                                     .15%              .36%              .15%
                                                              --------      ------------     -------------
Total Gross Fund Operating Expenses (before waivers and
  reimbursements)                                                  .80%             1.06%              .80%
                                                              --------      ------------     -------------
Total Net Fund Operating Expenses (after waivers and
  reimbursements)                                                  .79%              .74%              .79%
EXPENSE EXAMPLE OF TOTAL OPERATING EXPENSES ASSUMING
  REDEMPTION AT THE END OF THE PERIOD (4)
One Year                                                      $    498      $        405     $         379
Three Years                                                   $    665      $        627     $         548
Five Years                                                    $    846      $        867     $         731
Ten Years                                                     $  1,368      $      1,555     $       1,260
----------------------------------------------------------------------------------------------------------

Notes to Expense Comparison Table

(1) The Pro-Forma column reflects expenses estimated to be paid on new shares purchased from the Surviving Fund subsequent to the Reorganization and reflects the effect of the Reorganization. At the time of the Reorganization, the Surviving Fund's maximum sales charge imposed on purchases (as a percentage of Offering Price) will be reduced to 3.00%.

(2) The sales charge may be reduced or waived based on the amount of purchase or for certain eligible categories of investors. A CDSC of 1% is imposed on redemptions of certain purchases of $1 million or more within 18 months of purchase.

(3) There can be no assurance that any of the voluntary waivers or reimbursements will continue for the Fund if the Reorganization is not completed.

(4) Expense examples reflect what an investor would pay on a $10,000 investment, assuming a 5% annual return and reinvestment of all dividends, based on total fund operating expenses before waivers and reimbursements. Actual returns will differ.

                            EXPENSE COMPARISON TABLE
                                 CLASS C SHARES

-------------------------------------------------------------------------------------------------------------
                                                             SURVIVING        THE
                                                               FUND           FUND        PRO-FORMA (1)
-------------------------------------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases                       none           none            none
Contingent Deferred Sales Charge (CDSC) (as a percentage of
  the lower of the original purchase price or redemption
  proceeds) (2)                                                 1.00%          1.00%           1.00%
ANNUAL FUND OPERATING EXPENSES (3) (as a percentage of
  average net assets)
Management Fees                                                  .45%           .50%            .45%
Rule 12b-1 Fees                                                  .75%           .75%            .75%
Other Expenses                                                   .15%           .37%            .15%
                                                              ------         ------          ------
Total Gross Fund Operating Expenses (before waivers and
  reimbursements)                                               1.35%          1.62%           1.35%
                                                              ------         ------          ------
Total Net Fund Operating Expenses (after waivers and
  reimbursements)                                               1.34%          1.29%           1.34%
EXPENSE EXAMPLE OF TOTAL OPERATING EXPENSES ASSUMING
  REDEMPTION AT THE END OF THE PERIOD (4)
One Year                                                      $  137         $  165          $  137
Three Years                                                   $  428         $  511          $  428
Five Years                                                    $  739         $  881          $  739
Ten Years                                                     $1,624         $1,922          $1,624
-------------------------------------------------------------------------------------------------------

Notes to Expense Comparison Table

(1) The Pro-Forma column reflects expenses estimated to be paid on new shares purchased from the Surviving Fund subsequent to the Reorganization and reflects the effect of the Reorganization.

(2) Imposed only on redemptions within 12 months of purchase.

(3) There can be no assurance that any of the voluntary waivers or reimbursements will continue for the Fund if the Reorganization is not completed.

(4) Expense examples reflect what an investor would pay on a $10,000 investment, assuming a 5% annual return and reinvestment of all dividends and distributions, based on total fund operating expenses before waivers and reimbursements. Actual returns will differ.

                            EXPENSE COMPARISON TABLE
                                 CLASS R SHARES

-------------------------------------------------------------------------------------------------------------
                                                             SURVIVING        THE
                                                               FUND           FUND        PRO-FORMA (1)
-------------------------------------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases                       none           none            none
Contingent Deferred Sales Charge (CDSC) (as a percentage of
  the lower of the original purchase price or redemption
  proceeds)                                                     none           none            none
ANNUAL FUND OPERATING EXPENSES (2) (as a percentage of
  average net assets)
Management Fees                                                  .45%           .50%            .45%
Rule 12b-1 Fees                                                   --             --              --
Other Expenses                                                   .14%           .37%            .14%
                                                              ------         ------          ------
Total Gross Fund Operating Expenses (before waivers and
  reimbursements)                                                .59%           .87%            .59%
                                                              ------         ------          ------
Total Net Fund Operating Expenses (after waivers and
  reimbursements)                                                .59%           .54%            .59%
EXPENSE EXAMPLE OF TOTAL OPERATING EXPENSES ASSUMING
  REDEMPTION AT THE END OF THE PERIOD (3)
One Year                                                      $   60         $   89          $   60
Three Years                                                   $  189         $  278          $  189
Five Years                                                    $  329         $  482          $  329
Ten Years                                                     $  738         $1,073          $  738
-------------------------------------------------------------------------------------------------------

Notes to Expense Comparison Table

(1) The Pro-Forma column reflects expenses estimated to be paid on new shares purchased from the Surviving Fund subsequent to the Reorganization and reflects the effect of the Reorganization.

(2) There can be no assurance that any of the voluntary waivers or reimbursements will continue for the Fund if the Reorganization is not completed.

(3) Expense examples reflect what an investor would pay on a $10,000 investment, assuming a 5% annual return and reinvestment of all dividends and distributions, based on total fund operating expenses before waivers and reimbursements. Actual returns will differ.

Distribution, Purchase, Valuation, Redemption and Exchange of Shares. The Surviving Fund offers four (4) classes of shares and the Fund offers three (3) classes of shares. The Class A shares of the Surviving Fund and the Fund are subject to an initial sales charge and a 0.20% annual service fee. At the time of the Reorganization the sales charges and commissions of the Surviving Fund will be reduced so that the same Class A sales charges and commissions will apply to the Surviving Fund and the Fund as indicated by the following table.

                     CLASS A SALES CHARGES AND COMMISSIONS
--------------------------------------------------------------------------------

                                                                                                       AUTHORIZED
                                                                                                         DEALER
                                                                      SALES CHARGE                     COMMISSION
                                                           -----------------------------------       --------------
                                                           AS % OF PUBLIC        AS % OF YOUR        AS % OF PUBLIC
                  PURCHASE AMOUNT                          OFFERING PRICE       NET INVESTMENT       OFFERING PRICE
-------------------------------------------------------------------------------------------------------------------
Less than $50,000                                               3.00%                3.09%                2.50%
$50,000 but less than $100,000                                  2.50                 2.56                 2.00
$100,000 but less than $250,000                                 2.00                 2.04                 1.50
$250,000 but less than $500,000                                 1.50                 1.52                 1.25
$500,000 but less than $1,000,000                               1.25                 1.27                 1.00
$1,000,000 and over                                               --                   --                 0.75
-------------------------------------------------------------------------------------------------------------------

The initial sales charge applicable to Class A shares of the Surviving Fund will be waived for Class A shares acquired in the Reorganization. Any subsequent purchases of Class A shares of the Surviving Fund after the Reorganization will be subject to the initial sales charge, excluding Class A shares purchased through the dividend reinvestment plan.

The Fund does not offer Class B shares. The Surviving Fund offers Class B shares which do not incur a sales charge when purchased, but are each subject to a .20% annual service fee and a .75% annual distribution fee. Class B shares are also subject to a maximum CDSC of 5% if redeemed within the first year after purchase and subject to a declining schedule thereafter. Fund shareholders will have the ability to purchase Class B shares after the Reorganization.

The Class C shares of the Surviving Fund and the Fund do not incur a sales charge when purchased, but each are subject to a .20% annual service fee and a
 .55% annual distribution fee. Class C shares are also subject to a CDSC of 1.00% if redeemed within the first year after purchase.

Class R shares of the Surviving Fund and the Fund have no sales charges or ongoing fees. For a complete description of the Class A, B, C and R shares, see the sections of the Funds' Prospectus and Statement of Additional Information entitled "Section 3 -- How You Can Buy and Sell Shares" and "Additional Information on the Purchase and Redemption of Fund Shares," respectively.

No contingent deferred sales charge will be imposed on Class C shares of the Fund in connection with the Reorganization. The holding period and conversion period for Class C shares of the Surviving Fund received in connection with the Reorganization will be measured from the earlier of the time (i) the holder purchased such shares from the Fund or (ii) the holder purchased such shares from any other Nuveen fund and subsequently exchanged them for shares of the Fund.

Shares of the Surviving Fund and the Fund may be purchased through a financial advisor, by check, by electronic transfer, and by exchange from certain other funds distributed by Nuveen. For a complete description regarding purchase of shares and exchange of shares of the Surviving Fund and the Fund, see the sections of the Funds' Prospectus and Statement of Additional Information entitled "Section 3 -- How You Can Buy and Sell Shares" and "Additional Information on the Purchase and Redemption of Fund Shares," respectively.

Shares of the Surviving Fund and the Fund properly presented for redemption may be redeemed or exchanged at the next determined net asset value per share (subject to any applicable deferred sales charge). NUVEEN WILL WAIVE ANY DEFERRED SALES CHARGE THAT WOULD OTHERWISE APPLY TO A REDEMPTION OR EXCHANGE OF FUND SHARES MADE PRIOR TO THE REORGANIZATION. Shares of either the Surviving Fund or the Fund may be redeemed or exchanged through a financial advisor by mail or by special redemption privileges (telephone exchange, telephone redemption, by check or by electronic transfer). If any shares of the Surviving Fund or the Fund were purchased less than 10 days prior to your request, the Funds will not mail the redemption proceeds until the check for the purchase has cleared, which can take up to 10 days. In addition, the Surviving Fund and the Fund may suspend redemptions or delay payment on redemptions for more than seven days (three days for street name accounts) in certain extraordinary circumstances as described in the Funds' Statement of Additional Information. In order to limit excessive exchange activity and in other circumstances where the Adviser believes doing so would be in the best interests of a fund, the Surviving Fund and the Fund reserve the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, or reject any exchange. Shareholders are notified in the event this happens to the extent required by law.

No further purchases of the shares of the Fund may be made after the date on which the shareholders of the Fund approve the Reorganization, and the stock transfer books of the Fund will be permanently closed as of the date of Closing. Only redemption requests and transfer instructions received in proper form by the close of business on the day prior to the date of

Closing will be fulfilled by the Fund. Redemption requests or transfer instructions received by the Fund after that date will be treated by the Fund as requests for the redemption or instructions for transfer of the shares of the Surviving Fund credited to the accounts of the shareholders of the Fund. Redemption requests or transfer instructions received by the Fund after the close of business on the day prior to the date of Closing will be forwarded to the Surviving Fund. For a complete description of the redemption arrangements for the Funds, see the sections of the Funds' Prospectus entitled "How you can buy and sell shares -- How to Sell Shares."

Capitalization. The following table sets forth the capitalization of the Surviving Fund and the Fund as of June 30, 2000, and the pro-forma capitalization of the Surviving Fund as if the Reorganization had occurred on that date. These numbers may differ at the time of Closing.

                    CAPITALIZATION TABLE AS OF JUNE 30, 2000
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                                SURVIVING           THE
                                                                   FUND            FUND        PRO-FORMA (1)
-------------------------------------------------------------------------------------------------------------
NET ASSETS
    Class A                                                   $  118,252,505    $43,222,377    $  161,391,567
    Class B                                                       11,472,936            N/A        11,472,936
    Class C                                                        7,091,648     10,283,494        17,355,320
    Class R                                                    2,507,755,032        677,297     2,508,431,023
                                                              --------------    -----------    --------------
         Total                                                $2,644,572,121    $54,183,168    $2,698,650,846
                                                              ==============    ===========    ==============
NET ASSET VALUE PER SHARE
    Class A                                                   $         9.00    $     10.16    $         9.00
    Class B                                                             9.00            N/A              9.00
    Class C                                                             8.99          10.18              8.99
    Class R                                                             9.00          10.16              9.00
SHARES OUTSTANDING
    Class A                                                       13,142,094      4,253,143        17,935,323
    Class B                                                        1,274,543            N/A         1,274,543
    Class C                                                          788,746      1,010,237         1,930,422
    Class R                                                      278,486,360         66,688       278,561,470
                                                              --------------    -----------    --------------
         Total                                                   293,691,743      5,330,068       299,701,758
                                                              ==============    ===========    ==============
SHARES AUTHORIZED
    Class A shares                                                 Unlimited      Unlimited         Unlimited
    Class B shares                                                 Unlimited            N/A         Unlimited
    Class C shares                                                 Unlimited      Unlimited         Unlimited
    Class R shares                                                 Unlimited      Unlimited         Unlimited
-------------------------------------------------------------------------------------------------------------

(1) The pro-forma figures reflect the effect of the Reorganization. N/A The Fund does not issue Class B Shares.

B. RISK FACTORS

SIMILARITIES OF RISKS

The investment objectives of the Surviving Fund and the Fund are substantially identical. The investment policies of the Funds are substantially the same insofar as they may purchase only quality municipal bonds that are either rated investment grade (AAA/Aaa to BBB/Baa) by independent rating agencies at the time of purchase or are nonrated but judged to be investment grade by the Adviser.

The Funds may purchase municipal bonds that represent lease obligations. These carry special risks because the issuer of the bonds may not be obligated to appropriate money annually to make payments under the lease. In order to reduce this risk, the Funds may only purchase leases where the issuer has a strong incentive to continue making appropriations until maturity. The Funds also engage in certain common investment practices such as the purchase and sale of securities on a "when-issued" and "delayed delivery" basis. In addition, the Funds may periodically engage in hedging transactions as described in the sections of the Funds' Statement of Additional Information entitled "Investment Policies and Investment Portfolio -- Hedging and Other Defensive Actions." To the extent that the investment objectives and investment policies and practices are substantially the same, the risks associated with an investment in the Funds are substantially the same.

The Funds invest at least 80% of their total assets in municipal securities. For a general description of the risks involved in investing in municipal bonds, see the sections of the Funds' Statement of Additional Information entitled "Portfolio Securities," and of the Funds' Prospectus entitled "What the Risks Are."

The Surviving Fund and the Fund may also invest a substantial portion of their assets in securities that are subject to the federal alternative minimum tax. As with the Fund, the Surviving Fund may not be a suitable investment for shareholders subject to the federal alternative minimum tax.

Investment in either the Surviving Fund or the Fund may not be appropriate for all investors. The Funds are not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision with respect to the Funds. An investment in either Fund is intended to be a long-term investment and should not be used as a trading vehicle.

DIFFERENCES IN RISKS

The Surviving Fund and the Fund engage in some dissimilar investment practices. To the extent that the investment practices of the Funds differ, the risks associated with an investment in the Surviving Fund are different from the risks associated with an investment in the Fund. An investment in the Surviving Fund may not be appropriate for all Fund's shareholders. For a complete description of the risks of an investment in the Surviving Fund or the Fund, see the sections in the Funds' Prospectus entitled "What the Risks Are."

Maturity and Duration. Both Funds maintain price volatility (as measured by weighted average portfolio duration) characteristic of intermediate-term bond funds, but each seeks to do so in a different way. The Fund does so by limiting the weighted average maturity of its investment portfolio under normal market conditions to between 5 and 10 years. The Surviving Fund does not limit the weighted average maturity of its investment portfolio, but instead limits the weighted average duration of its investment portfolio under normal market conditions to between 4.5 and 7 years in order to be classified as an intermediate fund. In evaluating the Reorganization, each Fund shareholder should consider the differences between these two approaches. For a comparison of the Funds' average portfolio maturity and duration, including pro-forma figures, see "Comparison of the Surviving Fund with the Fund -- Maturity and Duration" above. Both dollar-weighted average maturity and duration reflect the sensitivity of a fund to interest rate fluctuations, whereby a fund with a longer maturity and duration reacts more strongly to interest rate changes than a fund with a shorter maturity and duration. The average dollar-weighted maturity of a fund is the dollar-weighted average of the stated maturities of all debt instruments held by the fund. Duration is the weighted present value of principal and interest payments expressed in years and may measure the sensitivity of a fund's net asset value to incremental changes in interest rates more accurately than average maturity. For example, a fund with a duration of
5.0 years should have about half the interest rate sensitivity of a fund with a duration of 10.0 years, because the fund with the shorter duration will receive payments (and can reinvest at prevailing interest rates) twice as quickly (on average).

C. THE PROPOSED REORGANIZATION

The material features of the Agreement are summarized below. This summary does not purport to be complete and is subject in all respects to the provisions of, and is qualified in its entirety by reference to, the Agreement attached as Appendix A to the Reorganization SAI, a copy of which may be obtained without charge by calling the Funds at (800) 621-7227 and asking for the "Reorganization SAI."

TERMS OF THE AGREEMENT

Pursuant to the Agreement, the Surviving Fund will acquire all of the assets and the liabilities of the Fund on the date of the Closing in consideration for Class A, C and R shares of the Surviving Fund.

Subject to the Fund's shareholders approving the Reorganization, the closing (the "Closing") will occur October 27, 2000 or such later date as soon as practicable thereafter as the Surviving Fund and the Fund may mutually agree.

On the date of the Closing, the Fund will transfer to the Surviving Fund all of its assets and liabilities. The Surviving Fund will in turn transfer to the Fund a number of its Class A, C and R shares equal in value to the value of the net assets of the Fund, transferred to the Surviving Fund as of the date of the Closing, as determined in accordance with the valuation method described in the Surviving Fund's then current prospectus. In order to minimize any potential for undesirable federal income and excise tax consequences in connection with the Reorganization, the Surviving Fund and the Fund may individually distribute on or before the Closing all or substantially all of their respective undistributed net investment income (including net capital gains) as of such date.

The Fund will distribute in complete liquidation the Class A, C and R shares of the Surviving Fund to the shareholders of the respective class of the Fund promptly after the Closing and then will be liquidated, dissolved and terminated as a series of the Trust in accordance with the Trust's Declaration of Trust.

The Fund has made certain standard representations and warranties to the Surviving Fund regarding its capitalization, status and conduct of business.

Unless waived in accordance with the Agreement, the obligations of the parties to the Agreement are conditioned upon, among other things:

        A. the approval of the Reorganization by shareholders of the Fund;

        B. the absence of any rule, regulation, order, injunction or proceeding preventing or seeking to prevent the consummation of the transactions contemplated by the Agreement;

        C. the receipt of all necessary approvals, registrations and exemptions under federal and state laws;

        D. the truth in all material respects as of the Closing of the representations and warranties of the parties and performance and compliance in all material respects with the parties' agreements, obligations and covenants required by the Agreement;

        E. the effectiveness under applicable law of the registration statement of the Surviving Fund of which this Prospectus/Proxy Statement forms a part and the absence of any stop orders under the Securities Act of 1933, as amended, pertaining thereto; and

        F. the receipt of opinions of counsel relating to, among other things, the tax-free nature of the Reorganization for federal income tax purposes.

The Agreement may be terminated or amended with respect to a Reorganization by the mutual consent of the parties either before or after approval thereof by the shareholders of the Fund, provided that no such amendment after such approval shall be made if it would have a material adverse affect on the interests of the Fund's shareholders. The Agreement also may be terminated by the non-breaching party if there has been a material misrepresentation, material breach of any representation or warranty, material breach of contract or failure of any condition to Closing.

THE BOARD RECOMMENDS THAT YOU VOTE TO APPROVE THE REORGANIZATION, AS IT BELIEVES THE REORGANIZATION IS IN THE BEST INTERESTS OF THE FUND AND THAT THE INTERESTS OF EXISTING SHAREHOLDERS WILL NOT BE DILUTED AS A RESULT OF CONSUMMATION OF THE PROPOSED REORGANIZATION.

DESCRIPTION OF SECURITIES TO BE ISSUED

Shares of Beneficial Interest. Beneficial interests in the Surviving Fund being offered hereby are represented by transferable Class A, C and R shares, par value $0.01 per share. The Declaration of Trust of the Trust permits the trustees, as they deem necessary or desirable, to create one or more separate investment portfolios and to issue a separate series of shares for each portfolio and, subject to compliance with the 1940 Act, to further subdivide the shares of a series into one or more classes of shares for such portfolio.

Voting Rights of Shareholders. Holders of shares of the Surviving Fund are entitled to one vote per share on matters as to which they are entitled to vote; however, separate votes generally are taken by each series on matters affecting an individual series.

The Surviving Fund operates as a series of the Trust, an open-end management investment company registered with the SEC under the 1940 Act. In addition to the specific voting rights described above, shareholders of the Surviving Fund are entitled, under current law, to vote on certain other matters, including changes in fundamental investment policies and restrictions
 10
and the ratification of the selection of independent auditors. Moreover, under the 1940 Act, shareholders owning not less than 10% of the outstanding shares of the Trust may request that the board of trustees call a shareholders' meeting for the purpose of voting upon the removal of trustee(s).

CONTINUATION OF SHAREHOLDER ACCOUNTS AND PLANS; SHARE CERTIFICATES

If the Reorganization is approved, the Surviving Fund will establish an account for each shareholder of the Fund containing the appropriate number of shares of the appropriate class of the Surviving Fund. The shareholder services and shareholder programs of the Surviving Fund and the Fund are substantially identical.

Shareholders of the Fund who are accumulating shares of the Fund under the dividend reinvestment plan, or who are receiving payment under the systematic withdrawal plan with respect to shares of the Fund, will retain the same rights and privileges after the Reorganization in connection with the Surviving Fund Class A, C or R shares received in the Reorganization through substantially identical plans maintained by the Surviving Fund. Chase Manhattan Bank, custodian for the Fund, serves as the custodian for the assets of the Surviving Fund.

Upon approval of the Reorganization, shareholders of the Fund who currently own shares in certificate form are asked to surrender these shares to the Fund's transfer agent, Chase Global Funds Services, P.O. Box 5186, NY, NY 10274. Fund shareholders must submit a written request to Chase in order to receive certificates for their Surviving Fund shares. No certificates for Surviving Fund shares will be issued as part of the Reorganization except upon request.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

The following is a general discussion of the material federal income tax consequences of the Reorganization to shareholders of the Fund and shareholders of the Surviving Fund. The discussion set forth below is for general information only and may not apply to a holder subject to special treatment under the Internal Revenue Code of 1986, as amended (the "Code"), such as a holder that is a bank, an insurance company, a dealer in securities, a tax-exempt organization, or a foreign person, or that acquired its Class A, C and R shares of the Fund pursuant to the exercise of employee stock options or otherwise as compensation. It is based upon the Code, legislative history, Treasury regulations, judicial authorities, published positions of the Internal Revenue Service (the "Service") and other relevant authorities, all as in effect on the date hereof and all of which are subject to change or different interpretations (possibly on a retroactive basis). This summary is limited to shareholders who hold their Fund shares as capital assets. No advance rulings have been or will be sought from the Service regarding any matter discussed in this Prospectus/Proxy Statement. Accordingly, no assurances can be given that the Service could not successfully challenge the intended federal income tax treatment described below. Shareholders should consult their own tax advisers to determine the specific federal income tax consequences of all transactions relating to the Reorganization, as well as the effects of state, local and foreign tax laws and possible changes to the tax laws.

The Reorganization is intended to qualify as a "reorganization" within the meaning of Section 368(a)(1) of the Code. It is a condition to the Closing of the Reorganization that the Trust and the Fund receive an opinion from Morgan, Lewis & Bockius LLP ("Morgan Lewis") substantially to the effect that for federal income tax purposes:

        A. The acquisition by the Surviving Fund of the assets of the Fund in exchange solely for Class A, C and R shares of the Surviving Fund and the assumption by the Surviving Fund of the liabilities of the Fund will qualify as tax-free reorganization within the meaning of Section 368(a)(1)(c) of the Code.

        B. No gain or loss will be recognized by the Fund or the Surviving Fund upon the transfer to the Surviving Fund of the assets of the Fund in exchange solely for the Class A, C and R shares of the Surviving Fund and the assumption by the Surviving Fund of the liabilities of the Fund.

        C. The Surviving Fund's basis in the Fund's assets received in the Reorganization will equal the basis of such assets in the hands of the Fund immediately prior to the transfer, and the Surviving Fund's holding period of such assets will, in each instance, include the period during which the assets were held by the Fund.

        D. No gain or loss will be recognized by the shareholders of the Fund upon the exchange of their shares of the Fund for the Class A, C and R shares of the Surviving Fund.

        E. The aggregate tax basis in the Class A, C and R shares of the Surviving Fund received by the shareholders of the Fund will be the same as the aggregate tax basis of the shares of the Fund surrendered in exchange therefor.

        F. The holding period of the Class A, C and R shares of the Surviving Fund received by the shareholders of the Fund will include the holding period of the shares of the Fund surrendered in exchange therefor provided such surrendered shares of the Fund are held as capital assets by such shareholder.

In rendering its opinions, Morgan Lewis will rely upon certain representations of the management of the Surviving Fund and the Fund and assume that the Reorganization will be consummated as described in the Agreement and that redemptions of shares of the Fund occurring prior to the Closing and post-Closing redemption of shares of the Surviving Fund that are received in the Reorganization will consist solely of redemptions in the ordinary course of business.

The Surviving Fund intends to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to the Fund and its shareholders.

EXPENSES

Because the benefits of the Reorganization are anticipated to accrue almost exclusively to shareholders of the Fund, the Fund will pay all of the costs associated with the Reorganization. Management of the Fund estimates that expenses for the Reorganization will equal approximately $85,000. In addition, separate from the Reorganization, the Adviser has agreed to waive its right to seek reimbursement from the Fund for any remaining unamortized organizational expenses.

The Board of the Trust has determined that the foregoing arrangement with respect to expenses is fair and reasonable.

As noted above, shareholders of the Fund may redeem their shares or exchange their shares for shares of certain other funds distributed by Nuveen at any time prior to the closing of the Reorganization. See "Distribution, Purchase, Valuation, Redemption and Exchange of Shares" above. Redemptions and exchanges of shares generally are taxable transactions for federal income tax purposes, unless your shares are held in an account that is not subject to taxation, such as an individual retirement account or other tax-qualified retirement plan. Shareholders should consult with their own tax advisers regarding the federal, state and local tax consequences of potential transactions.

LEGAL MATTERS

Morgan, Lewis & Bockius LLP, 1800 M Street, N.W., Washington, DC 20036 will pass on certain legal matters concerning the federal income tax consequences of the Reorganization and issuance of Class A, C and R shares of the Surviving Fund.

FINANCIAL STATEMENTS

For condensed financial information for the Surviving Fund and the Fund, see "Financial Highlights" in the Funds' Prospectus and Exhibit A to this Prospectus/Proxy Statement.

In addition, incorporated by reference in their respective entireties are the audited financial statements for the fiscal year ended April 30, 2000 for the Surviving Fund and the Fund attached as Exhibit C to the Reorganization SAI.

D. RECOMMENDATION OF THE BOARD

The Board of the Trust has unanimously approved the Agreement and has determined that participation in the Reorganization is in the best interests of the Fund. THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSED REORGANIZATION.

E. OTHER INFORMATION

SHAREHOLDERS OF THE SURVIVING FUND AND THE FUND

At the close of business on August 15, 2000, the record date with respect to the Special Meeting, there were 13,183,011 Class A shares, 1,304,690 Class B shares, 792,183 Class C shares and 277,758,085 Class R shares, respectively, of the Surviving Fund. As of August 9, 2000, the trustees and officers of the Surviving Fund as a group own less than 1% of the shares of the Surviving Fund. The following table sets forth the percentage of each person who, as of August 9, 2000, owns of record, or is known by the Trust to own of record or beneficially own 5% or more of any class of shares of the Surviving Fund.

------------------------------------------------------------------------------------------------------
CLASS                     NAME AND ADDRESS OF OWNER                      PERCENTAGE OF CLASS OWNERSHIP
------------------------------------------------------------------------------------------------------
 B       MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS                               22.01%
         ATTN FUND ADMIN SEC 97AF2
         4800 DEER LAKE DR E FL 3
         JACKSONVILLE FL 32246-6484
 C       MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS                               16.70%
         ATTN FUND ADMIN SEC 97AF2
         4800 DEER LAKE DR E FL 3
         JACKSONVILLE FL 32246-6484
 C       DONALDSON LUFKIN JENRETTE                                                   5.96%
         SECURITIES CORPORATION INC
         P O BOX 2052
         JERSEY CITY NJ 07303-9998

At the close of business on August 15, 2000, the record date with respect to the Special Meeting of shareholders of the Fund, there were 4,237,849 Class A shares, 990,541 Class C shares and 66,212 Class R shares, respectively, of the Fund. As of August 9, 2000, the trustees and officers of the Fund as a group own less than 1% of the outstanding shares of the Fund. The following table sets forth the percentage of each person who, as of August 9, 2000, owns of record, or is known by the Trust to own of record or beneficially own 5% or more of any class of shares of the Fund.

------------------------------------------------------------------------------------------------------
CLASS                     NAME AND ADDRESS OF OWNER                      PERCENTAGE OF CLASS OWNERSHIP
------------------------------------------------------------------------------------------------------
 A       MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS                               26.81%
         ATTN FUND ADMIN SEC 97AF2
         4800 DEER LAKE DR E FL 3
         JACKSONVILLE FL 32246-6484
 A       WACHOVIA SECURITIES INC                                                     5.42%
         FBO 315-28609-16
         P O BOX 1220
         CHARLOTTE NC 28201-1220
 C       MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS                               41.57%
         ATTN FUND ADMIN SEC 97AF2
         4800 DEER LAKE DR E FL 3
         JACKSONVILLE FL 32246-6484
 R       PATRICIA G DIEMER                                                          58.33%
         PATRICIA G DIEMER TRUST
         950 HAWTHORNE LN
         NORTHBROOK IL 60062-3417
 R       MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS                                9.24%
         ATTN FUND ADMIN SEC 97AF2
         4800 DEER LAKE DR E FL 3
         JACKSONVILLE FL 32246-6484
 R       D A DAVIDSON CO INC FBO                                                     8.18%
         R G VAN MOPPES TTEE
         BOX 5015
         GREAT FALLS MT 59403
 R       WALTER R SMITH                                                              6.09%
         EILEEN M SMITH JT WROS
         37 BAY AVE
         EAST MORICHES NY 11940
 R       PAINEWEBBER FOR THE BENEFIT OF LEVIN STAGMAN PARTNERSHIP                    5.96%
         PARTNER
         1970 LAVER COURT
         LOS ALTOS CA 94024-6767
 R       DOROTHY L WEBER AND STERLING L RICE                                         5.49%
         230 WILLOWBROOK CT STE 1
         WILDER KY 41071-3320

SHAREHOLDER PROPOSALS

As a general matter, the Surviving Fund does not intend to hold future regular annual or special meetings of its shareholders unless required by the 1940 Act. In the event the Reorganization is not consummated, the Fund does not intend to hold future regular annual or special meetings of its shareholders unless required by the 1940 Act. Any shareholder who wishes to submit proposals for consideration at a meeting of shareholders of the Surviving Fund or the Fund should send such proposal to the respective Fund at 333 West Wacker Drive, Chicago, Illinois 60606. To be considered for presentation at a shareholders' meeting, rules promulgated by the SEC require that, among other things, a shareholder's proposal must be received at the offices of the Fund a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

F. VOTING INFORMATION AND REQUIREMENTS

Holders of shares of the Fund are entitled to one vote per share on matters as to which they are entitled to vote. The Fund does not utilize cumulative voting.

Each valid proxy given by a shareholder of the Fund will be voted by the persons named in the proxy in accordance with the instructions marked thereon and as the persons named in the proxy may determine on such other business as may come before the Special Meeting on which shareholders are entitled to vote. If no designation is made, the proxy will be voted by the persons named in the proxy as recommended by the Board "FOR" approval of the Reorganization. Abstentions and broker non-votes (i.e. shares held by brokers or nominees, typically in "street name," as to which (i) instructions have not been received from beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) do not count as votes "FOR" the proposal and are treated as votes "AGAINST." Thirty percent of the outstanding shares of the Fund entitled to vote on the proposals must be present in person or by proxy to have a quorum to conduct business at the Special Meeting. Abstentions and broker non-votes will be deemed present for quorum purposes.

Shareholders who execute proxies may revoke them at any time before they are voted by filing with the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Special Meeting and voting in person. The giving of a proxy will not affect your right to vote in person if you attend the Special Meeting and wish to do so.

It is not anticipated that any action will be asked of the shareholders of the Fund other than as indicated above, but if other matters are properly brought before the Special Meeting, it is intended that the persons named in the proxy will vote in accordance with their judgment.

APPROVAL OF THE REORGANIZATION WILL REQUIRE THE FAVORABLE VOTE OF THE HOLDERS OF A MAJORITY OF THE OUTSTANDING SHARES OF THE FUND ENTITLED TO VOTE.

In the event that sufficient votes in favor of a proposal are not received by the scheduled time of the Special Meeting, the persons named in the proxy may propose and vote in favor of one or more adjournments of the Special Meeting to permit further solicitation of proxies. If sufficient shares were present to constitute a quorum, but insufficient votes had been cast in favor of a proposal to approve it, proxies would be voted in favor of adjournment only if the Board determined that adjournment and additional solicitation was reasonable and in the best interest of the shareholders of the Fund, taking into account the nature of the proposal, the percentage of the votes actually cast, the percentage of negative votes, the nature of any further solicitation that might be made and the information provided to shareholders about the reasons for additional solicitation. Any such adjournment will require the affirmative vote of the holders of a majority of the outstanding shares voted at the session of the Special Meeting to be adjourned.

Proxies of shareholders of the Fund are solicited by the Board. Additional solicitation may be made by mail, telephone, telegraph or personal interview by representatives of the Adviser or Nuveen, or by dealers or their representatives. In addition, such solicitation servicing may also be provided by D. F. King, at a cost estimated to be approximately $2,500, plus reasonable expenses.

September 6, 2000

                 YOUR VOTE IS IMPORTANT AND YOUR PARTICIPATION
              IN THE AFFAIRS OF YOUR FUND DOES MAKE A DIFFERENCE.

                       PLEASE VOTE YOUR SHARES PROMPTLY.

                         FINANCIAL HIGHLIGHTS (AUDITED)                EXHIBIT A

  Selected data for a share outstanding throughout each period is as follows:

NUVEEN INTERMEDIATE DURATION MUNICIPAL BOND FUND (THE "SURVIVING FUND")

CLASS                                           INVESTMENT OPERATIONS              LESS DISTRIBUTIONS
(INCEPTION DATE)                           --------------------------------   ----------------------------
                                                            NET
                                                         REALIZED
                                                            AND                                              ENDING
YEAR                           BEGINNING      NET       UNREALIZED               NET                          NET
ENDED                          NET ASSET   INVESTMENT   INVESTMENT            INVESTMENT   CAPITAL           ASSET      TOTAL
APRIL 30,                        VALUE       INCOME     GAIN (LOSS)   TOTAL     INCOME      GAINS    TOTAL   VALUE    RETURN(A)
-------------------------------------------------------------------------------------------------------------------------------
CLASS A (6/95)
  2000                           $9.57        $.45         $(.65)     $(.20)    $(.45)      $(.01)   $(.46)  $8.91      (2.02)%
  1999                            9.46         .45           .13        .58      (.45)       (.02)    (.47)   9.57       6.28
  1998                            9.14         .46           .35        .81      (.46)       (.03)    (.49)   9.46       9.00
  1997(c)                         9.24         .08          (.10)      (.02)     (.08)         --     (.08)   9.14       (.23)
  1997(d)                         9.28         .48            --        .48      (.47)       (.05)    (.52)   9.24       5.26
  1996(e)                         9.15         .34           .14        .48      (.32)       (.03)    (.35)   9.28       5.33
-------------------------------------------------------------------------------------------------------------------------------
CLASS B (2/97)
  2000                            9.57         .39          (.66)      (.27)     (.38)       (.01)    (.39)   8.91      (2.78)
  1999                            9.46         .38           .13        .51      (.38)       (.02)    (.40)   9.57       5.49
  1998                            9.15         .38           .35        .73      (.39)       (.03)    (.42)   9.46       8.09
  1997(c)                         9.24         .09          (.11)      (.02)     (.07)         --     (.07)   9.15       (.25)
  1997(e)                         9.23         .03           .01        .04      (.03)         --     (.03)   9.24        .47
-------------------------------------------------------------------------------------------------------------------------------
CLASS C (6/95)
  2000                            9.57         .40          (.66)      (.26)     (.40)       (.01)    (.41)   8.90      (2.71)
  1999                            9.44         .40           .15        .55      (.40)       (.02)    (.42)   9.57       5.91
  1998                            9.14         .40           .34        .74      (.41)       (.03)    (.44)   9.44       8.20
  1997(c)                         9.23         .07          (.09)      (.02)     (.07)         --     (.07)   9.14       (.21)
  1997(d)                         9.26         .42            --        .42      (.40)       (.05)    (.45)   9.23       4.64
  1996(e)                         9.15         .29           .13        .42      (.28)       (.03)    (.31)   9.26       4.59
-------------------------------------------------------------------------------------------------------------------------------
CLASS R (11/76)
  2000                            9.58         .47          (.66)      (.19)     (.47)       (.01)    (.48)   8.91      (1.93)
  1999                            9.46         .47           .14        .61      (.47)       (.02)    (.49)   9.58       6.59
  1998                            9.15         .48           .34        .82      (.48)       (.03)    (.51)   9.46       9.09
  1997(c)                         9.24         .08          (.09)      (.01)     (.08)         --     (.08)   9.15       (.09)
  1997(d)                         9.28         .49           .01        .50      (.49)       (.05)    (.54)   9.24       5.53
  1996(d)                         9.00         .51           .31        .82      (.51)       (.03)    (.54)   9.28       9.31
-------------------------------------------------------------------------------------------------------------------------------

CLASS                                       RATIOS/SUPPLEMENTAL DATA
(INCEPTION DATE)               --------------------------------------------------
                                                         RATIO OF NET
                                             RATIO OF     INVESTMENT
                                 ENDING      EXPENSES       INCOME
YEAR                              NET       TO AVERAGE    TO AVERAGE    PORTFOLIO
ENDED                            ASSETS        NET           NET        TURNOVER
APRIL 30,                        (000)      ASSETS(B)     ASSETS(B)       RATE
-----------------------------
CLASS A (6/95)
  2000                         $  116,621       .80%        5.01%          13%
  1999                            120,418       .77          4.71          12
  1998                             97,029       .80          4.83          10
  1997(c)                          70,331       .77*        5.13*           2
  1997(d)                          68,204       .81          5.11          12
  1996(e)                          37,089       .83*        5.14*          17
-----------------------------
CLASS B (2/97)
  2000                             11,560      1.55          4.27          13
  1999                             10,086      1.52          3.96          12
  1998                              4,136      1.56          4.05          10
  1997(c)                             468     1.53*         4.39*           2
  1997(e)                              43     1.51*         5.23*          12
-----------------------------
CLASS C (6/95)
  2000                              6,920      1.35          4.47          13
  1999                              7,191      1.32          4.15          12
  1998                              4,886      1.35          4.29          10
  1997(c)                           5,360     1.32*         4.58*           2
  1997(d)                           5,039      1.54          4.37          12
  1996(e)                           1,915     1.58*         4.39*          17
-----------------------------
CLASS R (11/76)
  2000                          2,495,259       .59          5.21          13
  1999                          2,834,016       .57          4.90          12
  1998                          2,818,442       .60          5.04          10
  1997(c)                       2,774,648       .57*        5.33*           2
  1997(d)                       2,818,214       .57          5.35          12
  1996(d)                       2,878,641       .59          5.53          17
-----------------------------

 * Annualized.
(a)Total returns are calculated on net asset value without any sales charge and are not annualized.
(b)After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory. When custodian for credits are applied, the Ratios of Expenses to Average Net Assets for 2000 are .79%, 1.54%, 1.34% and .59% for classes A, B, C and R, respectively, and the Ratios of Net Investment Income to Average Net Assets for 2000 are 5.02%, 4.28%, 4.48% and 5.22% for classes A, B, C and R, respectively.
(c)For the two months ended April 30.
(d)For the fiscal year ended February 28/29.
(e)From commencement of class operations as noted through February 28/29.

NUVEEN INTERMEDIATE MUNICIPAL BOND FUND(+) (THE "FUND")

CLASS                                         INVESTMENT OPERATIONS              LESS DISTRIBUTIONS
(INCEPTION DATE)                         --------------------------------   ----------------------------
                                                          NET
                                                       REALIZED
                                                          AND                                              ENDING
YEAR                         BEGINNING      NET       UNREALIZED               NET                          NET
ENDED                        NET ASSET   INVESTMENT   INVESTMENT            INVESTMENT   CAPITAL           ASSET      TOTAL
APRIL 30,                      VALUE       INCOME     GAIN (LOSS)   TOTAL     INCOME      GAINS    TOTAL   VALUE    RETURN(A)
-----------------------------------------------------------------------------------------------------------------------------
CLASS A (9/92)
  2000                        $11.00        $.50         $(.74)     $(.24)    $(.50)      $(.15)    (.65)  $10.11     (2.17)%
  1999                         10.88         .49           .17        .66      (.50)       (.04)    (.54)   11.00      6.14
  1998                         10.47         .52           .41        .93      (.52)         --     (.52)   10.88      8.97
  1997(c)                      10.27         .47           .20        .67      (.47)         --     (.47)   10.47      6.64
  1996(d)                      10.29         .51          (.02)       .49      (.51)         --     (.51)   10.27      4.84
  1995(d)                      10.16         .51           .13        .64      (.51)         --     (.51)   10.29      6.63
-----------------------------------------------------------------------------------------------------------------------------
CLASS C (12/95)
  2000                         11.02         .44          (.74)      (.30)     (.44)       (.15)    (.59)   10.13     (2.72)
  1999                         10.89         .43           .18        .61      (.44)       (.04)    (.48)   11.02      5.66
  1998                         10.47         .46           .42        .88      (.46)         --     (.46)   10.89      8.47
  1997(c)                      10.28         .44           .17        .61      (.42)         --     (.42)   10.47      6.00
  1996(f)                      10.57         .23          (.30)      (.07)     (.22)         --     (.22)   10.28     (1.78)*
-----------------------------------------------------------------------------------------------------------------------------
CLASS R (2/97)
  2000                         10.99         .52          (.73)      (.21)     (.52)       (.15)    (.67)   10.11     (1.91)
  1999                         10.86         .52           .16        .68      (.51)       (.04)    (.55)   10.99      6.42
  1998                         10.45         .54           .41        .95      (.54)         --     (.54)   10.86      9.17
  1997(e)                      10.60         .13          (.15)      (.02)     (.13)         --     (.13)   10.45      (.15)
-----------------------------------------------------------------------------------------------------------------------------

CLASS                                   RATIOS/SUPPLEMENTAL DATA
(INCEPTION DATE)             -----------------------------------------------
                                                    RATIO OF NET
                                        RATIO OF     INVESTMENT
                             ENDING     EXPENSES       INCOME
YEAR                           NET     TO AVERAGE    TO AVERAGE    PORTFOLIO
ENDED                        ASSETS       NET           NET        TURNOVER
APRIL 30,                     (000)    ASSETS(B)     ASSETS(B)       RATE
---------------------------
CLASS A (9/92)
  2000                       $44,675       .75%         4.78%          22%
  1999                        51,773       .84          4.46           23
  1998                        42,339       .79          4.76           20
  1997(c)                     40,906       .68*        4.96*           26
  1996(d)                     46,742       .62          4.86           81
  1995(d)                     42,069       .54          5.15          102
---------------------------
CLASS C (12/95)
  2000                        10,586      1.30          4.25           22
  1999                         9,855      1.37          3.91           23
  1998                         3,533      1.34          4.20           20
  1997(c)                      2,540      1.23*        4.38*           26
  1996(f)                      1,187      1.13*        4.28*           81
---------------------------
CLASS R (2/97)
  2000                           728       .55          4.99           22
  1999                           707       .64          4.66           23
  1998                           602       .59          4.95           20
  1997(e)                        469       .40*        5.40*           26
---------------------------

 * Annualized.
 + Information included prior to the 11 months ended April 30, 1997, reflects the financial highlights of Flagship intermediate.

(a)Total returns are calculated on net asset value without any sales charge and are not annualized except where noted.
(b)After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial. When custodian fee credits are applied, the Ratios of Expenses to Average Net Assets for 2000 are .74%, 1.29% and .54% for classes A, C and R, respectively, and the Ratios of Net Investment Income to Average Net Assets for 2000 are 4.79%, 4.26% and 5.00% for classes A, C and R, respectively.
(c)For the 11 months ended April 30.
(d)For the year ended May 31.
(e)From commencement of class operations as noted through April 30.
(f)From commencement of class operations as noted through May 31.

                            NUVEEN INVESTMENTS LOGO

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 257-8787

www.nuveen.com                                                          INT10/00